Exhibit 99.1

NEWS RELEASE
Contact:
Alliance Data
Tiffany Louder – Investor Relations
Alliance Data
214-494-3048
tiffany.louder@alliancedata.com

Julie Prozeller – Analysts/Investors
FTI Consulting
212-850-5721
alliancedata@fticonsulting.com

Shelley Whiddon – Media
214-494-3811
shelley.whiddon@alliancedata.com

ALLIANCE DATA SIGNS MULTI-YEAR RENEWAL AGREEMENT WITH
LIFESTYLE AND ENTERTAINMENT RETAILER HSN

Alliance Data to Continue to Provide Private Label and Co-Brand Credit Card and Marketing Services
 to HSN to Drive Brand Affinity and Cardholder Acquisition

DALLAS, FEB. 27, 2014 -- Alliance Data Systems Corporation (NYSE: ADS), a leading global provider of data-driven marketing and loyalty solutions, today announced its Retail Services business, which manages more than 130 private label and co-brand credit programs, has signed a multi-year renewal agreement to continue providing both private label and co-brand credit card services for lifestyle and entertainment retailer HSN.  HSN offers an assortment of exclusive products and top brand names and is the only retailer offering live streaming video in HD on three screens: TV, online and mobile. HSN is the industry leader in transactional innovation, including services such as HSN Shop by Remote®, the only service of its kind in the U.S., the HSN Shopping App for mobile handheld devices and HSN on Demand®.

“Alliance Data is a trusted partner that possesses the credit marketing and multi-channel expertise to help us achieve our business objectives,” said Bill Brand, chief marketing and business development officer, HSN, Inc. “Since we began partnering with Alliance Data Retail Services in 2009, the number of HSN cardholders has nearly tripled to more than 1 million, and we’ve more than doubled our credit sales. As HSN continues to deliver an exceptional shopping experience for our customers, our partnership with Alliance Data will be a key component in enhancing that experience and driving sales.”

Alliance Data will continue to deliver marketing-driven credit card programs that recognize and reward HSN cardholders with meaningful rewards for purchases made with the HSN Credit Card. Alliance Data will support HSN with integrated marketing programs designed to drive brand loyalty and repeat purchases. In addition to flexible payment options, HSN cardholders receive other exclusive benefits, such as cardholder discounts, cardholder-only purchasing plans, private sales and product previews. Alliance Data also will provide advanced analytics services geared toward helping HSN identify, target and acquire high-value customers.

 “We’re thrilled to have the opportunity to continue to work with HSN, one of our most valued, like-minded partners, to enhance every HSN customer’s experience with the brand” said Melisa Miller, president of Alliance Data Retail Services. “We’re proud that our customer insights and extensive retail industry experience has helped deliver effective solutions that have made significant contributions to HSN’s business, and we look forward to a long productive relationship with this forward-thinking partner.”

About HSN
HSN is a leading interactive entertainment and lifestyle retailer, offering a curated assortment of exclusive products and top brand names to its customers. HSN incorporates entertainment, inspiration, personalities and industry experts to provide an entirely unique shopping experience. At HSN, customers find exceptional selections in Health & Beauty, Jewelry, Home/Lifestyle, fashion/Accessories, and Electronics. HSN broadcasts live to 95 million households in the US in HD 24/7 and its website - hsn.com features more than 50,000 product videos. Mobile applications include HSN apps for iPad, iPhone and Android. HSN, founded 36 years ago as the first shopping network, is an operating segment of HSN, Inc. (NASDAQ: HSNI). For more information, please visit HSN.com, or follow @HSN on Facebook and Twitter.

About Alliance Data Retail Services
Alliance Data Retail Services is one of the nation’s leading providers of branded credit card programs, with more than 130 marketing-driven private label, co-brand and commercial programs in partnership with many of North America’s best-known brands. The business delivers upon its Know More. Sell More.® commitment by leveraging customer insight to drive sales for its client partners. Leveraging deep-rooted retail industry expertise, transaction-based customer data, and advanced analytics, Alliance Data Retail Services creates turnkey, multichannel credit programs designed to help its clients develop stronger, more profitable customer relationships. Alliance Data Retail Services is part of the Alliance Data family of companies. To learn more about Alliance Data Retail Services, visit www.alliancedataretail.com.

About Alliance Data
Alliance Data® (NYSE: ADS) and its combined businesses is a leading global provider of data-driven marketing and loyalty solutions serving large, consumer-based industries. The Company creates and deploys customized solutions, enhancing the critical customer marketing experience; the result is measurably changing consumer behavior while driving business growth and profitability for some of today’s most recognizable brands. Alliance Data helps its clients create and increase customer loyalty through solutions that engage millions of customers each day across multiple touch points using traditional, digital, mobile and emerging technologies. An S&P 500 company headquartered in Dallas, Alliance Data and its three businesses employ approximately 12,000 associates at more than 80 locations worldwide.

Alliance Data consists of three businesses: Alliance Data Retail Services, a leading provider of marketing-driven credit solutions; Epsilon®, a leading provider of multichannel, data-driven technologies and marketing services; and LoyaltyOne®, which owns and operates the AIR MILES® Reward Program, Canada’s premier coalition loyalty program. For more information about the company, visit our website, www.alliancedata.com, or follow us on Twitter via @AllianceData.

Alliance Data’s Safe Harbor Statement/Forward Looking Statements
This release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements may use words such as "anticipate," "believe," "continue, " "could," "estimate," "expect," "intend, " "may, " "predict," "project," "would," and similar expressions as they relate to us or our management. When we make forward-looking statements, we are basing them on our management's beliefs and assumptions, using information currently available to us. Although we believe that the expectations reflected in the forward-looking statements are reasonable, these forward-looking statements are subject to risks, uncertainties and assumptions, including those discussed in our filings with the Securities and Exchange Commission.

If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Any forward-looking statements contained in this presentation reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise, except as required by law.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this presentation regarding Alliance Data Systems Corporation's business which are not historical facts are "forward-looking statements" that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in the Company's Annual Report on Form 10-K for the most recently ended fiscal year. Risk factors may be updated in Item 1A in each of the Company's Quarterly Reports on Form 10-Q for each quarterly period subsequent to the Company's most recent Form 10-K.

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